UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 8, 2015

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1400 16th Street, Suite 310 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
(720) 457-6060
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 8, 2015, American Midstream Partners, LP (the “Partnership”) completed the issuance and sale of an additional 151,937 common units representing limited partner interests in the Partnership (“Common Units”) at a public offering price of $11.31 per Common Unit pursuant to the partial exercise by the underwriters of the option granted to them in connection with the Partnership’s previously announced underwritten public offering of 7,500,000 Common Units, which closed on September 15, 2015.
In accordance with General Instruction B.2 of Form 8-K, the information provided herein is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC
its General Partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Senior Vice President and Chief Financial Officer

October 9, 2015